Exhibit 99.2


                    SETTLEMENT AGREEMENT AND GENERAL RELEASE
                    ----------------------------------------


      This Settlement Agreement and General Release ("Agreement") is made and executed by and between TechPrecision Corporation, a Delaware corporation (formerly known as Lounsberry Holdings II, Inc.,"TechPrecision"), and Green Mountain Partners III, L.P., a Delaware limited partnership ("Green Mountain"), in its capacity as Sellers' Representative ("Sellers' Representative") under the Stock Purchase Agreement (defined below) on behalf of all of the Sellers (defined below).

      WHEREAS, on August 17, 2005, Ranor Acquisition LLC ("Ranor Acquisition"), as Purchaser, and Green Mountain, Phoenix Life Insurance Company ("Phoenix"), Ann Gray, Daniel Justicz, Jeffrey Lippincott, William Rose and Stanley Youtt, as Sellers (herein, the "Sellers") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") whereby Ranor Acquisition agreed to purchase and each of the Sellers agreed to sell all of the outstanding stock of Ranor, Inc., a Delaware corporation ("Ranor");

      WHEREAS, prior to the closing of the Stock Purchase Agreement, Ranor Acquisition assigned all of its rights and obligations under the Stock Purchase Agreement to TechPrecision:

      WHEREAS, simultaneous with the closing of the Stock Purchase Agreement, TechPrecision and the Sellers' Representative entered into an escrow agreement with Wells Fargo Bank, National Association as the escrow agent ("Escrow Agent"), dated February 24, 2006 ("Escrow Agreement"), for the purpose of escrowing funds to satisfy, among other things, future indemnification claims brought by TechPrecision and the Sellers arising out of or related to the Stock Purchase Agreement;

      WHEREAS, on January 17, 2007, counsel for TechPrecision sent a letter to the Escrow Agent providing notice of certain indemnification claims and requesting distribution from the Escrow Agent to satisfy such claims; and

      WHEREAS, the Parties desire to settle the aforementioned dispute and resolve all matters in respect of the Stock Purchase Agreement; and

      NOW, THEREFORE, in consideration of these premises and the mutual promises contained herein, the Parties hereto, intending to be legally bound, hereby agree as follows:

      1. Mutual Release. In consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, TechPrecision, for its own account and for the account of all of its present and former shareholders, members, affiliates, subsidiaries, divisions, directors, officers, employees, representatives, agents, managers, counsel, advisors and insurers and all of their respective heirs, representatives, trustees, executors, administrators, employees, officers, directors, members, managers, agents, counsel, predecessors, successors and assigns, on the one hand, and the Sellers' Representative, for its own account and for the account of each of the Sellers and all of their present and former shareholders, members, affiliates, subsidiaries, divisions, directors, officers, employees, representatives, agents, managers, counsel, advisors and insurers and all of their respective heirs, representatives, trustees, executors, administrators, employees, officers, directors, members, managers, agents, counsel, predecessors, successors and assigns of each of them, on the other hand, hereby each remise, release and forever discharge each other of and from any and all manner of, suits, debts, losses, damages, accounts, bonds, sums of money, costs, expenses, warranties, representations, covenants, contracts, agreements, promises, judgments, executions, claims, demands, liabilities, obligations, actions, causes and causes of action of any nature whatsoever, at law or in equity, direct or indirect, known or unknown, matured or unmatured, liquidated or unliquidated, choate or inchoate that arise out of the Stock Purchase Agreement ("Claims"). This mutual release is intended to be a full resolution of all claims that were asserted or could have been asserted by TechPrecision or any of the Sellers against each other arising out of the Stock Purchase Agreement, the Escrow Agreement or any agreement entered into in connection therewith.

      2. Distribution By the Escrow Agent. Simultaneous with the execution of this Agreement, TechPrecision and the Sellers' Representative shall execute a form of joint written direction in a form substantially similar to the form attached hereto as Exhibit A ("Joint Written Direction"). The Joint Written Direction shall be presented by TechPrecision and the Sellers' Representative to the Escrow Agent for distribution of the escrowed funds.

      3. Admissions. The entry of this Agreement does not constitute an admission by TechPrecision, any of the Sellers or the Sellers' Representative of the merit or lack of merit of any Claims that could have been brought or defenses that were, or could have been, raised by any of such Persons. The TechPrecision and the Sellers' Representative, on behalf of itself and the Sellers, are entering this Agreement without making any admissions, and are doing so in compromise of all Claims and to avoid the expense that would be involved in proceeding any further with the dispute.

      4. Fees and Costs. The parties agree to bear their own attorneys' fees and costs incurred in this dispute, including, without limitation, any thereof attributable to this Agreement.

      5. Authorization. The persons executing this Agreement hereby represent and warrant that they have carefully read this Agreement, and they have the full right, power, and authority to sign this Agreement.

      6. Assignment. TechPrecision and the Sellers' Representative, on behalf of the Sellers, represent and warrant that they have not assigned any part of any of the Claims, and no person that is not bound by this Agreement owns any interest in the Claims.

      7. Advice of Counsel. This Agreement has resulted from negotiation by the parties represented by counsel, and in the event of ambiguity or otherwise, it shall not be construed against, or in favor of, any party on the grounds that counsel for such party was the draftsman of the Agreement or any particular part of it. The parties represent that the terms of this Agreement have been completely read by them, and that those terms are fully understood and voluntarily accepted by them.

      8. Entire Agreement. This instrument embodies the entire agreement between the parties as to the subjects covered herein, supersedes all prior agreements and understandings, if any, relating to the subject matter hereof.

      9. Modification. This Agreement shall not be modified except by a writing executed by TechPrecision and the Sellers' Representative.

      10. Choice of Law. The terms of this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to conflicts of law principles.

      11. Counterparts. This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      12. Headings. The headings to various clauses of this Agreement have been inserted for convenience only and shall not be used to interpret or construe the meaning of the terms and provisions hereof.

      13. Non-Enforceability. If any provision of this Agreement or the application thereof is adjudicated to be void, invalid or unenforceable, such action shall not make the entire agreement void, but rather only such provision. All remaining provisions shall remain in full force and effect.

      IN WITNESS WHEREOF, TechPrecision on the one hand, and Sellers' Representative on the other, expressly intending to be legally bound hereby, and acknowledging that they have consulted with and have received the advice of counsel with respect hereto, and having given full and careful consideration to all respects hereof, have executed this Settlement


                            [Signature Page Follows]

Agreement and General Release as of February __, 2007.



TECHPRECISION CORPORATION                GREEN MOUNTAIN PARTNERS III, L.P.

                                         By: Green Mountain Investors III, LLC,
                                             its general partner


By: /s/ James G. Reindl                  By: /s/ Dulany H. Gibson
    --------------------------------         -----------------------------------
    Name:  James G. Reindl                   Name:  Dulany H. Gibson
    Title: Chief Executive Officer           Title: Vice President
    Date:  February 13, 2007                 Date:  2/13/07

                                    EXHIBIT A
                                    ---------
                    JOINT FORM OF WRITTEN DIRECTION ATTACHED


                             JOINT WRITTEN DIRECTION
                             -----------------------


                                February 13, 2007


Wells Fargo Bank, National Association

MAC P6101-114

1300 SW Fifth Avenue

Portland, Oregon 97201

Attention: Corporate Trust Services



      Re: Escrow Agreement dated February 24, 2006 by and between Lounsberry Holdings II, Inc. (now known as TechPrecision Corporation) ("TechPrecision") and Green Mountain Partners III, L.P. ("Green Mountain").

Ladies and Gentlemen:


            This Joint Written Direction is provided pursuant to Section 6(b) of the Escrow Agreement. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Escrow Agreement.

            Please be advised that TechPrecision and Green Mountain have agreed on the distribution of the Escrow Amount as set forth herein. Accordingly, TechPrecision and Green Mountain hereby jointly direct the Escrow Agent to distribute the Escrow Amount as follows: (a) $500,000 shall be wired to TechPrecision at TechPrecision's Bank designated on Exhibit A attached hereto and (b) the remainder of the Escrow Amount held in the account totaling $465,546.94 ($425,000 plus accrued interest of $40,546.94), shall be wired to Green Mountain, Phoenix and Bingham McCutchen LLP at their respective Banks and in the respective amounts designated on Exhibit A attached hereto. When accrued interest is credited on or about March 1, 2007 it should be distributed to Green Mountain and Phoenix at their respective Banks, to be distributed 80% to Green Mountain Partners and 20% to Phoenix.

                                        Very truly yours,

                                        TECHPRECISION CORPORATION


                                        By: /s/ James G. Reindl
                                            ------------------------------------
                                            Name:  James G. Reindl
                                            Title: Chief Executive Officer



                                        GREEN MOUNTAIN PARTNERS III, L.P.
                                        By: Green Mountain Investors III, LLC


                                                   By: /s/ Dulany H. Gibson
                                                       -------------------------
                                                       Name:  Dulany H. Gibson
                                                       Title: Vice President

                                                                    Exhibit 99.2

                                    EXHIBIT A
                                    ---------


                        TECHPRECISION WIRING INFORMATION

Sovereign Bank  of New England
90 State House Square
Hartford, CT 06103
ABA No.:  011075150
Acct. No.:  75860014093
Acct. Name: TechPrecision Inc.
Attn: Mary Desmond
$500,000.00


                        GREEN MOUNTAIN WIRING INFORMATION

Chittenden Trust Company
Two Burlington Square
Burlington, VT  05402
ABA # 011600062
Attn:  Institution Trust
A/C #:  1-91-0031-6
Attn: Mike Monahan
FBO: Green Mtn Ptns III 72C179016
Re: RBRAN ACQUISITION, INC.
$369,637.55


                PHOENIX LIFE INSURANCE COMPANY WIRING INFORMATION

Chase Manhattan Bank, N.A.
New York, NY
ABA No.:  021 000 021
Acct. No.:  900 9000 200
Acct. Name:  Income Processing
Reference:  G05520, Phoenix Life Insurance,
RBRAN ACQUISITION, INC.
$92,409.39


                      BINGHAM MCCUTCHEN WIRING INFORMATION

Sovereign Bank  of New England
90 State House Square
Hartford, CT 06103
ABA No.:  011-075-150 (DOMESTIC)
Acct. No.:  502 000 13097
Acct. Name:  Bingham McCutchen LLP
Re: Ranor (TFO).
$3,500.00